N / E / W / S R / E / L / E / A / S / E

October 24, 2018

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 66 PERCENT INCREASE IN THIRD QUARTER 2018 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2018 net income of $41.1 million, an increase of 69 percent, compared to $24.4 million during the same period in 2017. Earnings per share for the period totaled $.83, an increase of 66 percent, compared to the third quarter of 2017 result of $.50 per share. Net income for the nine months ended September 30, 2018 totaled $117.4 million, compared to $71.7 million during the same period in 2017. Year-to-date earnings per share totaled $2.37, an increase of $.74 per share, or 45 percent, over the same period in 2017. The increase in net income was driven by several key factors including the two fully integrated acquisitions in 2017, strong organic growth throughout 2017 and 2018, and the impact of tax reform.

Michael C. Rechin, President and Chief Executive Officer, stated, “Deposit betas, deposit growth and flattening yield curves seem to be a primary focus of investors this quarter. First Merchants continues to perform well delivering strong net interest income and net interest margin coupled with high, single-digit organic balance sheet growth. Our highly efficient business model continues to drive performance and returns at levels produced by the best banks in the industry.”

Rechin continued, “On October 10th we announced the signing of a definitive agreement to merge Monroe Bank and Trust (MBT) into First Merchants. Currently we are working closely with the MBT executives to sustain their performance momentum and the community leadership they enjoy throughout their marketplace.”

The combination would assure First Merchants will cross the $10 billion asset threshold early in 2019. The opportunity is accretive to earnings in the first full year of the merger through the revenue added and resultant scale benefits achieved through the anticipated mid-2019 integration. Management has been planning and investing to meet the required regulatory expectations of crossing the threshold and are excited with the Monroe acquisition as a means to build value in our franchise.

First Merchants’     total assets equaled $9.8 billion as of quarter-end and loans totaled $7.1 billion. The loan portfolio increased by $605 million, or 9.3 percent, during the past twelve months. Total deposits equaled $7.6 billion as of quarter-end and increased by $722 million, or 10.4 percent, compared to the same period in 2017.

Net-interest income totaled $86.5 million for the quarter, an increase of $12.1 million, or 16.2 percent. Net-interest margin totaling 4.05 percent on a fully tax-equivalent basis, increased by 2 basis points and included a reduction of 13 basis points related to tax reform. Yields on earning assets totaled 4.88 percent and the cost of supporting liabilities totaled .83 percent.

Non-interest income totaled $19.5 million for the quarter, an $859,000 increase over the third quarter of 2017. Gains from the sale of securities, growth in service charges, interchange income and improved fiduciary and wealth management fees off-set declines in earnings on cash surrender value and gains on the sales of loans. Non-interest expense totaled $55 million, down from the 2017 total of $58.7 million due to the completion of all integration activities in 2017.

Tax expense for the third quarter of 2018 totaled $8.5 million, or 17.1 percent of pre-tax net income. Tax expense in the prior year totaled $7.9 million, or 24.6 percent. The improvement in tax expense was due to a decline in the federal statutory tax rate from 35 percent to 21 percent. Our effective rate is 3.9 percentage points lower than the statutory rate primarily due to approximately $11.2 million of tax free loan, securities and life insurance income in the quarter.

The allowance for loan losses totaled $78.4 million as of September 30, 2018, up from $73.4 million during the same period in 2017. Non-accrual loans totaled $20.4 million as of quarter-end and the allowance is 1.11 percent of total loans and 1.28 percent of non-purchased loans. The Corporation’s total risk-based capital ratio equaled 14.25 percent, common equity tier 1 capital ratio equaled 11.64 percent, and the tangible common equity ratio totaled 9.55 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Wednesday, October 24, 2018.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 24, 2018. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, or for International participants, dial +1 412-317-0088. The replay access code is 10124461.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme181024.html during the time of the call. A replay of the web cast will be available until October 24, 2019.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as Lafayette Bank & Trust and First Merchants Private Wealth Advisors (each as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2018	2017
ASSETS
Cash and cash equivalents	$142,501	$146,607
Interest-bearing time deposits	66,763	72,950
Investment securities	1,625,251	1,468,887
Loans held for sale	3,022	4,514
Loans	7,088,071	6,483,448
Less: Allowance for loan losses	(78,406)	(73,354)
Net loans	7,009,665	6,410,094
Premises and equipment	93,728	102,485
Federal Home Loan Bank stock	24,588	23,825
Interest receivable	38,531	32,366
Goodwill and other intangibles	471,409	478,558
Cash surrender value of life insurance	223,865	222,437
Other real estate owned	8,859	11,912
Tax asset, deferred and receivable	25,933	36,024
Other assets	53,167	38,744
TOTAL ASSETS	$9,787,282	$9,049,403
LIABILITIES
Deposits:
Noninterest-bearing	$1,464,190	$1,662,814
Interest-bearing	6,168,962	5,248,205
Total Deposits	7,633,152	6,911,019
Borrowings:
Federal funds purchased	90,000	100,000
Securities sold under repurchase agreements	118,824	142,107
Federal Home Loan Bank advances	385,458	406,820
Subordinated debentures and term loans	138,408	139,686
Total Borrowings	732,690	788,613
Interest payable	5,920	4,956
Other liabilities	54,094	61,695
Total Liabilities	8,425,856	7,766,283
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 49,304,542 and 43,140,594 shares	6,163	6,143
Additional paid-in capital	837,996	833,451
Retained earnings	552,551	449,759
Accumulated other comprehensive loss	(35,409)	(6,358)
Total Stockholders' Equity	1,361,426	1,283,120
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,787,282	$9,049,403

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2018	2017	2018	2017
INTEREST INCOME
Loans receivable:
Taxable	$88,479	$71,491	$251,409	$187,234
Tax-exempt	3,761	2,851	10,989	7,676
Investment securities:
Taxable	5,514	4,524	16,044	13,012
Tax-exempt	6,493	5,455	18,865	15,549
Deposits with financial institutions	270	284	1,034	442
Federal Home Loan Bank stock	283	242	950	635
Total Interest Income	104,800	84,847	299,291	224,548
INTEREST EXPENSE
Deposits	13,685	6,710	34,852	15,971
Federal funds purchased	229	175	670	506
Securities sold under repurchase agreements	174	133	519	331
Federal Home Loan Bank advances	2,137	1,464	6,141	3,619
Subordinated debentures and term loans	2,089	1,945	6,136	5,602
Total Interest Expense	18,314	10,427	48,318	26,029
NET INTEREST INCOME	86,486	74,420	250,973	198,519
Provision for loan losses	1,400	2,083	5,563	7,343
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	85,086	72,337	245,410	191,176
OTHER INCOME
Service charges on deposit accounts	5,619	5,044	15,434	13,656
Fiduciary and wealth management fees	3,673	3,783	11,064	10,556
Other customer fees	5,038	4,553	14,991	13,298
Earnings on cash surrender value of life insurance	961	1,575	3,144	5,444
Net gains and fees on sales of loans	1,841	2,317	5,262	5,209
Net realized gains on sales of available for sale securities	1,285	332	4,016	1,497
Other income	1,110	1,064	3,368	2,288
Total Other Income	19,527	18,668	57,279	51,948
OTHER EXPENSES
Salaries and employee benefits	32,936	33,244	97,354	86,052
Net occupancy	4,586	4,371	13,604	12,552
Equipment	3,483	3,478	10,707	9,192
Marketing	1,216	1,021	3,574	2,378
Outside data processing fees	3,422	3,162	9,848	8,864
Printing and office supplies	334	366	992	905
Intangible asset amortization	1,650	1,698	5,094	3,592
FDIC assessments	856	704	2,286	1,853
Other real estate owned and foreclosure expenses	455	330	1,219	1,592
Professional and other outside services	1,844	5,843	5,174	10,843
Other expenses	4,240	4,491	12,361	11,300
Total Other Expenses	55,022	58,708	162,213	149,123
INCOME BEFORE INCOME TAX	49,591	32,297	140,476	94,001
Income tax expense	8,478	7,939	23,050	22,314
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$41,113	$24,358	$117,426	$71,687
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.83	$0.50	$2.38	$1.64
Diluted Net Income Available to Common Stockholders	$0.83	$0.50	$2.37	$1.63
Cash Dividends Paid	$0.22	$0.18	$0.62	$0.51
Average Diluted Shares Outstanding (in thousands)	49,492	48,644	49,458	44,063

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
NET CHARGE-OFFS	$537	$(800)	$2,189	$26

AVERAGE BALANCES:
Total Assets	$9,756,680	$8,793,666	$9,610,219	$7,866,643
Total Loans	7,099,694	6,312,810	6,962,460	5,647,486
Total Earning Assets	8,810,758	7,840,403	8,657,152	7,064,659
Total Deposits	7,603,625	6,790,053	7,466,187	6,108,042
Total Stockholders' Equity	1,358,904	1,244,472	1,331,867	1,048,420

FINANCIAL RATIOS:
Return on Average Assets	1.69%	1.11%	1.63%	1.22%
Return on Average Stockholders' Equity	12.10	7.83	11.76	9.12
Return on Average Common Stockholders' Equity	12.10	7.83	11.76	9.12
Average Earning Assets to Average Assets	90.30	89.16	90.08	89.81
Allowance for Loan Losses as % of Total Loans	1.11	1.13	1.11	1.13
Net Charge-offs as % of Average Loans (Annualized)	0.03	(0.05)	0.04	—
Average Stockholders' Equity to Average Assets	13.93	14.15	13.86	13.33
Tax Equivalent Yield on Average Earning Assets	4.88	4.56	4.73	4.47
Interest Expense/Average Earning Assets	0.83	0.53	0.74	0.49
Net Interest Margin (FTE) on Average Earning Assets	4.05	4.03	3.99	3.98
Efficiency Ratio	49.25	58.30	49.94	55.05
Tangible Common Book Value Per Share	$18.16	$16.62	$18.16	$16.62

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Non-Accrual Loans	$20,421	$20,143	$27,497	$28,724	$32,253
Renegotiated Loans	968	544	579	1,013	626
Non-Performing Loans (NPL)	21,389	20,687	28,076	29,737	32,879
Other Real Estate Owned	8,859	9,071	9,698	10,373	11,912
Non-Performing Assets (NPA)	30,248	29,758	37,774	40,110	44,791
90+ Days Delinquent	50	184	738	924	425
NPAs & 90 Day Delinquent	$30,298	$29,942	$38,512	$41,034	$45,216

Allowance for Loan Losses	$78,406	$77,543	$76,420	$75,032	$73,354
Quarterly Net Charge-offs	537	540	1,112	122	(800)
NPAs / Actual Assets %	0.31%	0.31%	0.40%	0.43%	0.49%
NPAs & 90 Day / Actual Assets %	0.31%	0.31%	0.41%	0.44%	0.50%
NPAs / Actual Loans and OREO %	0.43%	0.42%	0.55%	0.59%	0.69%
Allowance for Loan Losses / Actual Loans (%)	1.11%	1.09%	1.11%	1.11%	1.13%
Net Charge-offs as % of Average Loans (Annualized)	0.03%	0.03%	0.07%	0.01%	(0.05)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
ASSETS
Cash and cash equivalents	$142,501	$133,893	$128,828	$154,905	$146,607
Interest-bearing time deposits	66,763	36,599	24,233	35,027	72,950
Investment securities	1,625,251	1,619,683	1,543,820	1,560,602	1,468,887
Loans held for sale	3,022	2,046	4,469	7,216	4,514
Loans	7,088,071	7,081,059	6,901,696	6,751,199	6,483,448
Less: Allowance for loan losses	(78,406)	(77,543)	(76,420)	(75,032)	(73,354)
Net loans	7,009,665	7,003,516	6,825,276	6,676,167	6,410,094
Premises and equipment	93,728	94,397	94,741	95,852	102,485
Federal Home Loan Bank stock	24,588	24,588	24,588	23,825	23,825
Interest receivable	38,531	38,530	35,223	37,130	32,366
Goodwill and other intangibles	471,409	473,059	474,777	476,503	478,558
Cash surrender value of life insurance	223,865	222,905	221,949	223,557	222,437
Other real estate owned	8,859	9,071	9,698	10,373	11,912
Tax asset, deferred and receivable	25,933	24,619	24,177	23,983	36,024
Other assets	53,167	51,809	61,017	42,338	38,744
TOTAL ASSETS	$9,787,282	$9,734,715	$9,472,796	$9,367,478	$9,049,403
LIABILITIES
Deposits:
Noninterest-bearing	$1,464,190	$1,571,194	$1,698,958	$1,761,553	$1,662,814
Interest-bearing	6,168,962	5,932,621	5,628,677	5,410,977	5,248,205
Total Deposits	7,633,152	7,503,815	7,327,635	7,172,530	6,911,019
Borrowings:
Federal funds purchased	90,000	109,000	50,000	144,038	100,000
Securities sold under repurchase agreements	118,824	122,513	138,910	136,623	142,107
Federal Home Loan Bank advances	385,458	469,261	449,419	414,377	406,820
Subordinated debentures and term loans	138,408	138,352	138,297	139,349	139,686
Total Borrowings	732,690	839,126	776,626	834,387	788,613
Interest payable	5,920	4,807	5,376	4,390	4,956
Other liabilities	54,094	46,639	50,086	52,708	61,695
Total Liabilities	8,425,856	8,394,387	8,159,723	8,064,015	7,766,283
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,163	6,160	6,155	6,145	6,143
Additional paid-in capital	837,996	836,549	834,894	834,870	833,451
Retained earnings	552,551	522,362	493,624	465,231	449,759
Accumulated other comprehensive loss	(35,409)	(24,868)	(21,725)	(2,908)	(6,358)
Total Stockholders' Equity	1,361,426	1,340,328	1,313,073	1,303,463	1,283,120
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,787,282	$9,734,715	$9,472,796	$9,367,478	$9,049,403

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
INTEREST INCOME
Loans receivable:
Taxable	$88,479	$84,663	$78,267	$76,470	$71,491
Tax-exempt	3,761	3,632	3,596	3,018	2,851
Investment securities:
Taxable	5,514	5,434	5,096	4,477	4,524
Tax-exempt	6,493	6,246	6,126	5,830	5,455
Deposits with financial institutions	270	633	131	294	284
Federal Home Loan Bank stock	283	263	404	259	242
Total Interest Income	104,800	100,871	93,620	90,348	84,847
INTEREST EXPENSE
Deposits	13,685	12,165	9,002	7,835	6,710
Federal funds purchased	229	61	380	55	175
Securities sold under repurchase agreements	174	172	173	146	133
Federal Home Loan Bank advances	2,137	1,845	2,159	1,577	1,464
Subordinated debentures and term loans	2,089	2,057	1,990	1,970	1,945
Total Interest Expense	18,314	16,300	13,704	11,583	10,427
NET INTEREST INCOME	86,486	84,571	79,916	78,765	74,420
Provision for loan losses	1,400	1,663	2,500	1,800	2,083
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	85,086	82,908	77,416	76,965	72,337
OTHER INCOME
Service charges on deposit accounts	5,619	5,038	4,777	5,066	5,044
Fiduciary and wealth management fees	3,673	3,595	3,796	4,126	3,783
Other customer fees	5,038	4,917	5,036	4,565	4,553
Earnings on cash surrender value of life insurance	961	1,007	1,176	1,133	1,575
Net gains and fees on sales of loans	1,841	1,600	1,821	2,355	2,317
Net realized gains on sales of available for sale securities	1,285	1,122	1,609	1,134	332
Other income	1,110	912	1,346	682	1,064
Total Other Income	19,527	18,191	19,561	19,061	18,668
OTHER EXPENSES
Salaries and employee benefits	32,936	32,192	32,226	33,760	33,244
Net occupancy	4,586	4,348	4,670	4,424	4,371
Equipment	3,483	3,556	3,668	3,898	3,478
Marketing	1,216	1,474	884	1,361	1,021
Outside data processing fees	3,422	3,462	2,964	3,378	3,162
Printing and office supplies	334	324	334	378	366
Intangible asset amortization	1,650	1,718	1,726	2,055	1,698
FDIC assessments	856	711	719	711	704
Other real estate owned and foreclosure expenses	455	362	402	311	330
Professional and other outside services	1,844	1,789	1,541	1,914	5,843
Other expenses	4,240	3,568	4,553	4,243	4,491
Total Other Expenses	55,022	53,504	53,687	56,433	58,708
INCOME BEFORE INCOME TAX	49,591	47,595	43,290	39,593	32,297
Income tax expense	8,478	7,961	6,611	15,210	7,939
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$41,113	$39,634	$36,679	$24,383	$24,358

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.83	$0.80	$0.75	$0.49	$0.50
Diluted Net Income Available to Common Stockholders	$0.83	$0.80	$0.74	$0.49	$0.50
Cash Dividends Paid	$0.22	$0.22	$0.18	$0.18	$0.18
Average Diluted Shares Outstanding (in thousands)	49,492	49,451	49,428	49,379	48,644
FINANCIAL RATIOS:
Return on Average Assets	1.69%	1.63%	1.57%	1.06%	1.11%
Return on Average Stockholders' Equity	12.10	11.94	11.21	7.53	7.83
Return on Average Common Stockholders' Equity	12.10	11.95	11.21	7.53	7.83
Average Earning Assets to Average Assets	90.30	90.14	89.78	88.73	89.16
Allowance for Loan Losses as % of Total Loans	1.11	1.09	1.11	1.11	1.13
Net Charge-offs as % of Average Loans (Annualized)	0.03	0.03	0.07	0.01	(0.05)
Average Stockholders' Equity to Average Assets	13.93	13.69	13.96	14.11	14.15
Tax Equivalent Yield on Average Earning Assets	4.88	4.74	4.57	4.67	4.56
Interest Expense/Average Earning Assets	0.83	0.75	0.65	0.57	0.53
Net Interest Margin (FTE) on Average Earning Assets	4.05	3.99	3.92	4.10	4.03
Efficiency Ratio	49.25	49.32	51.33	53.29	58.30
Tangible Common Book Value Per Share	$18.16	$17.71	$17.14	$16.96	$16.62

LOANS
(Dollars In Thousands)	Septenber 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Commercial and industrial loans	$1,655,569	$1,657,591	$1,554,169	$1,493,493	$1,436,092
Agricultural production financing and other loans to farmers	88,504	89,093	98,315	121,757	117,751
Real estate loans:
Construction	668,608	714,866	590,093	612,219	498,862
Commercial and farmland	2,699,629	2,652,782	2,713,994	2,562,691	2,571,253
Residential	965,893	965,720	948,644	962,765	938,437
Home equity	517,303	518,699	510,545	514,021	502,240
Individuals' loans for household and other personal expenditures	98,709	92,809	88,235	86,935	86,406
Lease financing receivables, net of unearned income	1,830	1,945	2,193	2,527	3,877
Other commercial loans	392,026	387,554	395,508	394,791	328,530
Loans	7,088,071	7,081,059	6,901,696	6,751,199	6,483,448
Allowance for loan losses	(78,406)	(77,543)	(76,420)	(75,032)	(73,354)
NET LOANS	$7,009,665	$7,003,516	$6,825,276	$6,676,167	$6,410,094

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Demand deposits	$3,870,816	$3,933,233	$3,740,395	$3,746,654	$3,562,718
Savings deposits	2,212,675	2,099,771	2,109,071	1,994,366	1,884,705
Certificates and other time deposits of $100,000 or more	602,002	555,910	552,643	468,895	503,668
Other certificates and time deposits	625,341	602,239	584,377	581,894	585,042
Brokered deposits	322,318	312,662	341,149	380,721	374,886
TOTAL DEPOSITS	$7,633,152	$7,503,815	$7,327,635	$7,172,530	$6,911,019

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2018			September 30, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$52,027	$270	2.08%	$139,905	$284	0.81%
Federal Home Loan Bank stock	24,588	283	4.60	23,146	242	4.18
Investment Securities: (1)
Taxable	857,507	5,514	2.57	718,965	4,524	2.52
Tax-Exempt (2)	776,942	8,219	4.23	645,577	8,392	5.20
Total Investment Securities	1,634,449	13,733	3.36	1,364,542	12,916	3.79
Loans held for sale	11,038	142	5.15	8,117	136	6.70
Loans: (3)
Commercial	5,226,284	71,223	5.45	4,556,653	55,266	4.85
Real Estate Mortgage	739,356	8,383	4.54	785,317	8,596	4.38
Installment	655,738	8,731	5.33	595,164	7,494	5.04
Tax-Exempt (2)	467,278	4,761	4.08	367,559	4,385	4.77
Total Loans	7,099,694	93,240	5.25	6,312,810	75,877	4.81
Total Earning Assets	8,810,758	107,526	4.88	7,840,403	89,319	4.56
Net unrealized gain (loss) on securities available for sale	(15,245)			7,733
Allowance for loan losses	(77,763)			(71,753)
Cash and cash equivalents	128,557			129,058
Premises and equipment	94,422			101,979
Other assets	815,951			786,246
Total Assets	$9,756,680			$8,793,666
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$2,399,477	$4,909	0.82%	$1,834,965	$1,706	0.37%
Money market deposits	1,062,154	1,551	0.58	990,682	747	0.30
Savings deposits	1,081,369	1,500	0.55	887,201	203	0.09
Certificates and other time deposits	1,536,697	5,725	1.49	1,450,448	4,054	1.12
Total Interest-bearing Deposits	6,079,697	13,685	0.90	5,163,296	6,710	0.52
Borrowings	741,092	4,629	2.50	694,203	3,717	2.14
Total Interest-bearing Liabilities	6,820,789	18,314	1.07	5,857,499	10,427	0.71
Noninterest-bearing deposits	1,523,928			1,626,757
Other liabilities	53,059			64,938
Total Liabilities	8,397,776			7,549,194
Stockholders' Equity	1,358,904			1,244,472
Total Liabilities and Stockholders' Equity	$9,756,680	18,314		$8,793,666	10,427
Net Interest Income (FTE)		$89,212			$78,892
Net Interest Spread (FTE)			3.81%			3.85%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.88%			4.56%
Interest Expense / Average Earning Assets			0.83%			0.53%
Net Interest Margin (FTE)			4.05%			4.03%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $2,726 and $4,472 for the three months ended September 30, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2018			September 30, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$76,570	$1,034	1.80%	$71,456	$442	0.82%
Federal Reserve and Federal Home Loan Bank stock	24,521	950	5.17	19,941	635	4.25
Investment Securities: (1)
Taxable	840,425	16,044	2.55	716,118	13,012	2.42
Tax-Exempt (2)	753,176	23,880	4.23	609,658	23,922	5.23
Total Investment Securities	1,593,601	39,924	3.34	1,325,776	36,934	3.71
Loans held for sale	9,520	363	5.08	4,875	245	6.70
Loans: (3)
Commercial	5,116,405	200,886	5.24	4,085,901	144,759	4.72
Real Estate Mortgage	732,469	25,174	4.58	660,435	21,946	4.43
Installment	637,140	24,986	5.23	558,106	20,284	4.85
Tax-Exempt (2)	466,926	13,910	3.97	338,169	11,809	4.66
Total Loans	6,962,460	265,319	5.08	5,647,486	199,043	4.70
Total Earning Assets	8,657,152	307,227	4.73	7,064,659	237,054	4.47
Net unrealized gain on securities available for sale	(11,616)			4,437
Allowance for loan losses	(76,944)			(69,269)
Cash and cash equivalents	129,181			128,866
Premises and equipment	94,897			95,707
Other assets	817,549			642,243
Total Assets	$9,610,219			$7,866,643
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$2,236,644	$12,013	0.72%	$1,649,175	$3,632	0.29%
Money market deposits	1,077,792	4,270	0.53	894,450	1,688	0.25
Savings deposits	1,041,600	3,214	0.41	818,800	520	0.08
Certificates and other time deposits	1,504,851	15,355	1.36	1,299,932	10,131	1.04
Total Interest-bearing Deposits	5,860,887	34,852	0.79	4,662,357	15,971	0.46
Borrowings	754,054	13,466	2.38	659,260	10,058	2.03
Total Interest-bearing Liabilities	6,614,941	48,318	0.97	5,321,617	26,029	0.65
Noninterest-bearing deposits	1,605,300			1,445,685
Other liabilities	58,111			50,921
Total Liabilities	8,278,352			6,818,223
Stockholders' Equity	1,331,867			1,048,420
Total Liabilities and Stockholders' Equity	$9,610,219	48,318		$7,866,643	26,029
Net Interest Income (FTE)		$258,909			$211,025
Net Interest Spread (FTE)			3.76%			3.82%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.73%			4.47%
Interest Expense / Average Earning Assets			0.74%			0.49%
Net Interest Margin (FTE)			3.99%			3.98%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $7,936 and $12,506 for the nine months ended September 30, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.